                                                                                                               ASAFSUPP1203
                               American Skandia Advisor Funds, Inc. ("ASAF" or the "Funds")
 Supplement dated November 28, 2003 to the Prospectus and Statement of Additional Information ("SAI") dated March 1, 2003

(1)      All Funds --Termination of Program Offering Insurance Coverage to Fund Shareholders

         The Program whereby  American  Skandia Life Assurance  Corporation  ("ASLAC"),  an affiliated  person of the Funds under the Investment  Company Act of 1940, as amended,  offers certain life insurance  coverage to certain  shareholders of the Funds will  terminate  effective  at the close of business on December  31, 2003.  Accordingly,  effective  December 1,
2003,  the  following  disclosure  is added at the end of the  third  paragraph  under  "Special  Investment  Programs  and
Privileges - Optional Benefits" on page 122 of the Prospectus:

         Please  note that this  special  program  will be  discontinued  effective  as of the close of business on
         December 31, 2003.

(2)      ASAF Strong International Equity Fund

         The sub-advisory  agreement between Prudential  Investments LLC ("PI") and American Skandia  Investment  Services,
Inc. ("ASISI" and together with PI, the "Investment  Manager") and Strong Capital Management,  Inc. ("Strong") with respect to the ASAF Strong  International  Equity Fund (the "International  Equity Fund") will be terminated effective at the close of  business  on  November  28,  2003.  Effective  December  1,  2003,  pursuant  to  a  new  sub-advisory  agreement,  the
International  Equity Fund will be sub-advised  by William Blair & Company,  L.L.C.  ("William  Blair") and will be renamed the ASAF International  Equity Fund.  Shareholders of the International  Equity Fund will be sent an information  statement containing  more  detailed  information  about  William  Blair and the reasons for the  Investment  Manager's  retention of
William Blair.

         Accordingly,  effective  December  1,  2003,  all  references  in  the  Prospectus  and  SAI to  the  ASAF  Strong
International  Equity Fund are  replaced by  references  to the ASAF  International  Equity Fund and  references  to Strong
Capital  Management,  Inc. are replaced by references to William Blair & Company,  L.L.C.  In addition,  the section of the
Prospectus  entitled  "Management  of the Funds -- The  Sub-Advisors"  is revised by deleting the  sub-section  relating to
Strong on page 132 and replacing it with the following:

         William Blair & Company,  L.L.C.,  located at 222 West Adams Street,  Chicago,  Illinois 60606,  serves as
         Sub-advisor  to the ASAF  International  Equity  Fund.  Since  its  founding  in  1935,  the firm has been dedicated to researching,  financing and investing in high quality growth  companies  through four primary divisions:  investment  banking,  sales and trading,  asset management and private capital. As of December
         31, 2002, William Blair managed approximately $11.9 billion in assets.

         The portfolio manager  responsible for the day-today  management of the ASAF International  Equity Fund is
         W.  George  Greig.  Mr.  Greig  is a  principal  of  William  Blair  and  joined  the  firm  in 1996 as an international  portfolio manager.  He has managed the ASAF  International  Equity Fund since William Blair became its sub-advisor in December 2003.

         In addition,  the Board of Directors of ASAF unanimously  approved, on November 19, 2003, a Plan of Reorganization
(the "Plan") pursuant to which the  International  Equity Fund would transfer  substantially  all of its assets to the ASAF
William  Blair  International  Growth  Fund  (the  "International  Growth  Fund").  As  a  result  of  the  reorganization, shareholders of the International  Equity Fund would receive shares of the International  Growth Fund in exchange for their shares of the  International  Equity  Fund and the  International  Equity Fund would cease  operations.  The Plan  requires approval  of the  shareholders  of the  International  Equity  Fund  and  will  be  submitted  to  shareholders  for  their consideration  at a  special  meeting  to be  held  by  April  2004.  If  the  Plan  is  approved  by  shareholders  of the
International Equity Fund, the reorganization is expected to become effective shortly thereafter.

(3)      ASAF T. Rowe Price Tax-Managed Fund

         The Board of Directors of ASAF unanimously  approved,  on November 19, 2003, a Plan of Reorganization (the "Plan")
pursuant to which the ASAF T. Rowe Price  Tax-Managed Fund (the "T. Rowe Price Fund") would transfer  substantially  all of its assets to the ASAF Marsico Capital Growth Fund (the "Marsico Fund").  As a result of the  reorganization,  shareholders of the T. Rowe Price Fund would  receive  shares of the Marsico Fund in exchange for their shares of the T. Rowe Price Fund and the T. Rowe Price Fund would cease  operations.  The Plan requires  approval of the  shareholders  of the T. Rowe Price
Fund and will be submitted to shareholders  for their  consideration  at a special meeting to be held by April 2004. If the
Plan is approved by  shareholders of the T. Rowe Price Fund, the  reorganization  is expected to become  effective  shortly thereafter.